Money Market Obligations Trust
Federated Automated Government Money Trust
Federated Master Trust
Federated Tax-Free Trust
Federated Trust for U.S. Treasury Obligations

SUPPLEMENT TO current prospectuses
Each of the above listed Funds participate in a Systematic Investment Program and Systematic Withdrawal/Exchange Program.
Information on Systematic Programs:
“BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.”
“SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This Program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.”
June 19, 2013
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451752 (6/13}